UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2024

ALX ONCOLOGY HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39386	85-0642577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

323 Allerton Avenue, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

650-466-7125

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALXO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 7, 2024, ALX Oncology Holdings Inc. (the "Company"), issued a press release announcing its financial results for the third quarter ended September 30, 2024. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On November 5, 2024, Peter Garcia, Chief Financial Officer of the Company informed the Company of his resignation from his position effective November 8, 2024, due to personal reasons. Mr. Garcia’s resignation is not the result of any disagreement with the Company related to its operations, policies, or practices. The Company has commenced a search for a new Chief Financial Officer. The Company thanks Mr. Garcia for his dedication over many years of service to the Company in pursuing its mission of helping patients fight cancer.

Appointment of Interim Chief Financial Officer

On November 7, 2024, the Board of Directors (the “Board”) of the Company appointed Shelly Pinto, the Company’s Senior Vice President, Finance and Chief Accounting Officer, as the Company’s interim Chief Financial Officer, effective upon Mr. Garcia’s resignation. In this position, Ms. Pinto will serve as the principal financial officer of the Company as such term is used for purposes of the rules and regulations of the Securities and Exchange Commission (“SEC”).

For Ms. Pinto’s biographical information, see the disclosure included under the heading “Executive Officers” included in the Company’s definitive proxy statement for the 2024 annual meeting of stockholders filed with the SEC on April 22, 2024, which disclosure is incorporated by reference herein.

Ms. Pinto is continuing under the terms of her existing compensation arrangement with the Company. There are no arrangements or understandings between Ms. Pinto and any other persons in connection with Ms. Pinto’s appointment as the Interim Chief Financial Officer and the principal financial officer. Ms. Pinto does not have any family relationships with any directors or officers of the Company. Ms. Pinto is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 7, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALX ONCOLOGY HOLDINGS INC.

Date: November 7, 2024	By:	/s/ Peter Garcia
Peter Garcia
Chief Financial Officer